UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 13, 2015

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MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On July 13, 2015, the Audit Committee of the Board of Directors of MOCON, Inc. (the “Audit Committee” and the “Company,” respectively) notified KPMG LLP (“KPMG”) that KPMG had been dismissed as the Company’s independent registered public accounting firm, effective immediately. The dismissal of KPMG was approved by the Audit Committee.

The audit reports of KPMG on the Company’s consolidated financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim periods through July 13, 2015, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report on the Company’s consolidated financial statements.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim periods through July 13, 2015, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that for the Company’s fiscal year ended December 31, 2013 and the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, the Company’s internal control over financial reporting was not effective due to the existence of a material weakness in the Company’s internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the above referenced periods:

The Company did not design process level management review controls that operated at a sufficient level of precision, and did not maintain appropriate controls over reviewing development and change management processes for our general information technology control environment, relating to the recognition and measurement of sales, inventories and income taxes.

KPMG discussed this matter with the Audit Committee.

The Company provided KPMG with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that KPMG furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not KPMG agrees with the statements related to them made by the Company in this report. A copy of KPMG’s letter to the SEC dated July 13, 2015 is attached as Exhibit 16.1 to this report.

(b)	Engagement of Independent Registered Public Accounting Firm

On July 13, 2015 the Audit Committee approved the appointment of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2014 and 2013 and any subsequent interim period through July 13, 2015, neither the Company, nor anyone on its behalf, consulted McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated July 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: July 13, 2015	By:	/s/ Elissa Lindsoe
Elissa Lindsoe
Vice President, Chief Financial Officer, Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

16.1	Letter from KPMG LLP addressed to the Securities and Exchange Commission dated July 13, 2015	Filed herewith

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